UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2026

VERU INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-13602	39-1144397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2916 N. Miami Avenue, Suite 1000, Miami, Florida 33127
Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (305) 509-6897

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	VERU	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01         Other Events

On June 2, 2026, Veru Inc. (the “Company”) entered into a clinical supply agreement (the “Supply Agreement”) with Novo Nordisk A/S (“Novo Nordisk”) in conjunction with the Company’s Phase 2b PLATEAU clinical study.* The objective of the Phase 2b PLATEAU clinical study is to evaluate the combination of enobosarm, the Company’s oral, first-in-class, novel small molecule, selective androgen receptor modulator, with Novo Nordisk’s Wegovy®** (semaglutide for injection), a GLP-1 RA, in older adults with obesity who are receiving Wegovy® therapy for weight reduction.

Under the terms of the Supply Agreement, the Company is solely responsible for conducting and sponsoring the Phase 2b PLATEAU clinical study while Novo Nordisk will supply Wegovy® to the Company at no charge and as required for the conduct of the Phase 2b PLATEAU study. Novo Nordisk provides Wegovy® solely for use within the study under a clinical supply agreement. In return, the Company will provide Novo Nordisk with insights into obesity and weight management trial design, methodology, and clinical conduct, including regular clinical study updates, protocol changes, and safety updates. While the Company maintains full global development and commercialization rights to enobosarm, the Company has granted Novo Nordisk a right of first negotiation in the Supply Agreement if the Company in the future intends to develop, commercialize, or license enobosarm intellectual property in combination with any Novo Nordisk GLP-1 product, including Wegovy®, for any indication.

Forward-Looking Statements

This report contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995, including, without limitation, express or implied statements related to the planned design, enrollment, timing, commencement, interim, topline and full data readout timing, scope and regulatory pathways for the continued development of enobosarm in patients with obesity, including the PLATEAU Phase 2b study; whether the PLATEAU trial will successfully meet any of its primary or secondary endpoints; and whether enobosarm in combination with a GLP-1 RA drug will provide a higher quality and/or greater quantity weight loss in patients and whether this combination therapy will be the next generation drug that makes weight reduction more tissue selective for loss of fat, preservation of lean mass and physical function, improved body composition and maintaining or increasing bone mineral density. Forward-looking statements in this report can be identified by the use of forward-looking words or phrases such as “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “opportunity,” “plan,” “predict,” “potential,” “estimate,” “should, ” “will,” “would” or the negative of these terms or other words of similar meaning. Any forward-looking statements in this report are based upon the Company’s current plans and strategies and reflect the Company’s current assessment of the risks and uncertainties related to its business and are made as of the date of this report. The Company assumes no obligation to update any forward-looking statements contained in this release because of new information or future events, developments or circumstances. Such forward-looking statements are subject to known and unknown risks, uncertainties and assumptions, and if any such risks or uncertainties materialize or if any of the assumptions prove incorrect, the Company’s actual results could differ materially from those expressed or implied by such statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to, the development of the Company’s product portfolio and the results of clinical studies, including any interim or topline analysis, possibly being unsuccessful or insufficient to meet applicable regulatory standards or warrant continued development; although the Company has sought and received feedback from the FDA on the designs of its clinical trials and intends to continue to do so, the FDA may ultimately disagree that the Company’s clinical trials support approval; the Company’s ability to reach agreement with FDA on study design requirements for the Company’s planned clinical studies, including for the Phase 2b program for enobosarm as a weight loss or body composition drug and the number of future Phase 3 studies to be required and the cost thereof; potential delays in the timing of and results from clinical trials and studies, including as a result of an inability to enroll sufficient numbers of subjects in clinical studies or an inability to enroll subjects in accordance with planned schedules; the timing of any submission to the FDA or any other regulatory authority and any determinations made by the FDA or any other regulatory authority; the potential for disruptions at the FDA or other government agencies to negatively affect our business, including as a result of a future shutdown of the U.S. government or any of its agencies; any products of the Company, if approved, not being commercially successful; the risk that the Supply Agreement with Novo Nordisk could be terminated prior to the completion of the Company’s PLATEAU Phase 2b clinical trial, including pursuant to a provision that permits Novo Nordisk to terminate for convenience upon 60 days’ prior notice; the ability of the Company to obtain sufficient financing, including any partnership or collaboration agreements, on acceptable terms when needed to fund development and operations and to enable us to continue as a going concern; and the effect of the SEC’s “baby shelf” rules on the Company’s ability to raise sufficient capital when needed. This list is not exhaustive and other risks are detailed in the Company’s periodic reports filed with the SEC, including the Company’s Form 10-K for the year ended September 30, 2026 and in the Company’s subsequent Quarterly Reports on Form 10-Q, which are available at www.sec.gov.

*Novo Nordisk’s participation in the PLATEAU study does not constitute endorsement of enobosarm or the combination approach tested in the study and Novo Nordisk’s supply of Wegovy® (semaglutide) for the study does not constitute any representation regarding semaglutide’s requirement for adjunctive therapy.

**Wegovy® is a registered trademark of Novo Nordisk A/S.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2026	VERU INC.

	By:	/s/ Michele Greco
Michele Greco
Chief Financial Officer and Chief Administrative Officer

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